NeoMedia Technologies, Inc.

            Employment Agreement Dated August 30, 1997
                   By and Between NeoMedia Technologies, Inc.
                                and George Luntz

                                  Exhibit 99.4


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                  E M P L O Y M E N T    A G R E E M E N T


     THIS AGREEMENT is made and entered into as of the 30th day of August, 1997, by and between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation with offices at 2201 Second Street, Suite 600, Fort Myers, Florida (the "Company") and GEORGE LUNTZ (hereinafter referred to as the "Employee").

     WHEREAS, the Company desires to enter into an agreement for the employment of Employee by the Company and to be assured of the continued services of Employee and Employee desires to enter into employment by the Company on the terms provided herein.

     NOW, THEREFORE, in consideration of the premises and of the terms, covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.   EMPLOYMENT, DUTIES AND AUTHORITY.

     The Company hereby employs Employee and Employee hereby accepts employment by the Company on the terms, covenants and conditions herein contained. The Employee shall have such duties, responsibilities and authority as recited on Exhibit A. During the term of Employee's employment hereunder, Employee shall devote his full time to the performance of his duties and responsibilities hereunder and will perform such duties and responsibilities faithfully and with reasonable care for the welfare of the Company. During the term of his employment hereunder, Employee shall not perform any services for compensation for any person, firm, partnership or corporation other than the Company without the express written consent of the President of the Company.

2.   COMPENSATION.

     2.1 BASE SALARY. The Company shall pay to Employee during the initial term of employment hereunder and each renewal term the compensation as described in Exhibit B.

     Employee hereby elects to defer the amount of $450,000 of the amount due to Employee under this Agreement. In no event shall Employee accept, nor should Company pay any such sums due Employee until Employee affirmatively makes written election to receive such funds.

     2.2 STOCK OPTIONS. In further consideration of Employee's agreement not to compete with Company as recited herein, Company grants to Employee under the Company's stock option plan currently in existence upon execution of this Agreement 15,000 stock options at an exercise price equal to the price of the underlying shares on the date of execution.


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     2.3 INCENTIVE PLAN. Employee shall be entitled to participate in Company's
Management Incentive Plan based on his Base Salary on Exhibit B at the same level as other Vice-Presidents and Directors of the Company.

     2.4 PAYMENT DURING ABSENCES. If Employee shall be absent from work on account of personal injuries or sickness, he shall continue to receive the payments provided for in paragraph 2.1 hereof; provided, however, that any such payment may, at the Company's option, be reduced by the amount which the Employee may receive, for the period covered by any such payments, in disability payments (i) pursuant to any disability insurance which the Company, in its sole discretion, may maintain, or (ii) under any governmental program for disability compensation.

     2.5 CLOSING OF STOCK PURCHASE AGREEMENT. This Employment Agreement is conditional on the closing ("Closing") of that certain Stock Purchase Agreement between the Company and George Luntz and Gerald L. Willis. In the event of a failure to close such transaction, this Agreement, the stock options granted hereunder and all remaining rights of Employee arising hereunder shall be void and of no force and effect.

3.   BENEFITS; VACATION; EXPENSE REIMBURSEMENT.

     3.1 BENEFITS. The Employee shall be entitled to, and shall receive, all other benefits of employment available to other Employees of the Company generally, including, without limitation, participation in any medical, dental or other group health plans or accident benefits, life insurance benefits, pension or profit-sharing plans, as shall be instituted by the Company, in its sole discretion.

     3.2 VACATION. Employee shall be entitled to annual vacation in accordance with Company policy.

     3.3 EXPENSE REIMBURSEMENT. During the term hereof, the Company shall reimburse Employee for all reasonable and necessary business related expenses incurred by Employee in the performance of his duties hereunder, including without limitation, travel, meals, lodging, office supplies or equipment subject to such reasonable limitations, restrictions and reporting standards the Company may from time to time establish. Employee shall provide to the Company promptly after incurring any such expenses a detailed report thereof and such documentation as the Company shall from time to time require and as shall be sufficient to support the deductibility of all such expenses by the Company for federal income tax purposes.


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4.   TERM.

     The employment of Employee hereunder shall be for a term commencing on August 30, 1997 and expiring on August 29, 1999. Upon the expiration of the initial term or any renewal term of Employee's employment hereunder, the term of such employment automatically shall be renewed for an additional term of one year unless Employee or the Company shall give notice of the termination of Employee's employment and this Agreement by written notice to the other no less than 60 days prior to the date of expiration of the initial or any renewal term.

5.   TERMINATION BY COMPANY.

     5.1 COMPANY'S RIGHT TO TERMINATE PRIOR TO EXPIRATION OF TERM. The Company shall be entitled to terminate this Agreement prior to the expiration of its term or any renewal term on the occurrence of either:

         (a) an event of default with respect to Employee, as provided herein, or

         (b) Death or Total Disability of Employee, as defined herein, occurring during the term or any renewal term of Employee's employment hereunder.

     5.2 EVENT OF DEFAULT BY EMPLOYEE. For purposes of this paragraph, an event of default with respect to Employee shall include:

         (a) any gross misfeasance by Employee in the performance of his duties as recited on Exhibit A and the failure by Employee to cure such misfeasance within 30 days after written notice thereof shall have been given to Employee by the Company;

         (b) embezzlement or conversion by Employee of any funds of Company or any client of Company;

         (c) destruction or conversion by Employee of any property of Company, without Company's consent;

         (d) Employee's conviction of a felony;

         (e) Employee's adjudication as an incompetent;

         (f) Employee's habitual intoxication; or

         (g) Employee's drug addiction.


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No termination for Cause under (a) can occur until Company provides written notice of the specific items which it alleges constitute the misfeasance by Employee and afford Employee no less than thirty (30) days to correct such misfeasance.

     5.3 TOTAL DISABILITY. Total Disability of Employee shall be deemed to have occurred hereunder when Employee shall have failed or been unable to substantially perform his duties hereunder on a full-time basis for an aggregate of 180 days ("Disability Period") and with a certification from Employee's licensed physician in the State of Ohio that Employee is permanently disabled from performing his duties hereunder. Where the conclusion of one Disability Period is followed within six months by the start of a second Disability Period and the disabilities are the same or related, both Disability Periods shall be aggregated for purpose of this paragraph.

     5.4 EFFECT OF TERMINATION. In the event of termination of this Agreement and Employee's employment pursuant to Paragraph 5.1 hereof, all rights and obligations of the Company and Employee hereunder shall terminate on the date of such termination, subject to the following:

         (a) Employee shall be entitled to receive (subject to any rights of setoff or counterclaim by the Company) all salary, additional compensation and benefits which shall have accrued prior to the date of such termination, and the obligation of the Company for the payment of salary, additional compensation or benefits shall terminate as of the date of such termination; and

         (b) All rights of the Company or Employee which shall have accrued hereunder prior to the date of such termination, and all provisions of this Agreement which are to survive termination of employment of Employee hereunder, shall survive such termination, and the Company and Employee shall continue to be bound by such provisions in accordance with the terms thereof.

     5.5 DEATH OF EMPLOYEE. This Agreement and all rights and obligations of the parties hereunder shall terminate immediately upon the death of Employee except that the Company shall pay to the heirs, legatees or personal representative of Employee all compensation or benefits hereunder accrued but not paid to the date of Employee's death.

6.   TERMINATION BY EMPLOYEE.

     6.1 EMPLOYEE'S RIGHT TO TERMINATE. Employee shall be entitled to terminate his employment with the Company under this Agreement prior to the expiration of its term upon the occurrence of an event of default with respect to the Company.


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     6.2 EVENT OF DEFAULT BY COMPANY. For purposes of this paragraph, an event of default with respect to the Company shall include:

         (a) Any failure by the Company to perform its obligations to Employee under this Agreement and (if such failure can be cured) the failure by the Company to cure such failure within thirty (30) days after written notice thereof shall have been given to the Company by Employee;

         (b) Company's filing a petition for relief under any chapter of Title 11 of the United States Code or a petition to take advantage of any insolvency laws of the United States of America or any state thereof;

         (c) Company's making an assignment for the benefit of its creditors;

         (d) Company's consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or

         (e) Company's filing a petition or answer seeking reorganization under the Federal Bankruptcy Laws or any other applicable law or statute of the United States of America or any state thereof.

     6.3 EFFECT OF TERMINATION. In the event of termination of the Agreement by Employee in accordance with Paragraph 6.1 hereof, all rights and obligations of the Company and Employee hereunder shall terminate on the date of such termination, subject to the following:

         (a) Employee shall be entitled to receive all salary, additional compensation and benefits which shall have accrued prior to the date of such termination and salary, incentive compensation and other payments due for the remaining term of the Agreement; and

         (b) All rights of the Company or Employee which shall have accrued hereunder prior to the date of such termination and all provisions of this Agreement which are to survive termination of employment of Employee hereunder except those arising under Section 7 shall survive such termination, and the Employee shall continue to be bound by such provisions in accordance with their terms.

7.   NON-COMPETITION AND NON-SOLICITATION.

     7.1 NON-COMPETITION. Employee agrees that, so long as he is employed by Company pursuant to this Agreement, and for a period of two years following expiration of the term or termination of this Agreement, other than termination by Employee pursuant to


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Paragraph 6.1 hereof, he will not, directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, agent, associate or consultant of any person, partnership or corporation other than Company or in any other capacity do any of the following:

         (a) Employee shall not, in any manner or way whatsoever, own, manage, operate, participate in, perform services for or otherwise carry on a business anywhere in the world performing any of the services provided at any time by, or utilizing or selling any of the products, software or tools developed or owned at any time by, the Company which are related in any manner or way whatsoever, to the business and services of the Company's:

             (i)   Year 2000 business;

             (ii)  Migration business;

             (iii) Intelligent Document business;

             (iv)  Systems Transition Solutions business; and

             (v)   Document Systems Solutions business.

         (b) Employee shall not induce or attempt to persuade any employee of Company to terminate such employment relationship in order to enter into any such relationship with such person or to enter into any such relationship on behalf of any other business organization in competition with Company or any of its affiliates;

         (c) Employee shall not solicit any business related to the business conducted by Company from any clients, agencies of clients, customers, or agencies of clients or customers of Company; or

         (d) Employee shall not perform services of any nature for any entity which engages in or conducts any business that competes with, restricts or interferes with the business of Company, other than the business performed by ALS on August 30, 1997.

     7.2 NON-SOLICITATION. During the term of this Agreement and for a period of twenty-four (24) months after the termination hereof, for any reason, Employee shall not, in any manner or way whatsoever, solicit any employee of the Company for employ by the Employee or by any third party.

     7.3 REASONABLENESS. Employee acknowledges and agrees that the limitations set forth in this Agreement are reasonable with respect to scope, duration, geographic area and


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otherwise, and are properly required to protect the legitimate business interests of the Company.

8.   CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY.

     8.1. CONFIDENTIAL INFORMATION. The term "Confidential Information" shall mean all information (whether or not specifically labeled or identified as confidential), in any form or medium, that is disclosed to, or developed or learned by, Employee in the performance of services for the Company and that relates to the business, products, services, research or development of the Company or its suppliers, clients or customers. Such Confidential Information shall include, without limitation, the following: (i) internal business information (including, without limitation, information relating to strategic and staffing plans and practices, business, marketing, promotional and sales plans, practices and programs, training practices and programs, costs, rate and pricing structures and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company's suppliers, clients and customers and their confidential information, suppliers, clients and customers; (iii) compilations of data (including, without limitation, the form or format of information that may comprise or include information otherwise not deemed confidential as provided in the following paragraph) and analyses, processes, methods, techniques, systems, research, records, reports, manuals, documentation, data and data bases relating thereto; (iv) computer software (including, without limitation, operation systems, source code, applications and programs listings), documentation, data and data bases; and (v) trade secrets, inventions, designs, developments, devices, methods and processes (whether or not patentable or reduced to practice). Confidential Information shall not include any information that Employee can demonstrate: (i) has been made publicly known through no wrongful act or breach of obligation of confidentiality; (ii) was lawfully known to Employee prior to the time it was disclosed to, or learned by, Employee during Employee's employment by the Company; (iii) was rightfully received by Employee from a third party without a breach of any obligation of confidentiality by such third party; or (iv) is independently developed by Employee without any use of the Confidential Information.

     8.2 INTELLECTUAL PROPERTY. The term "Intellectual Property" shall mean all trade secrets, inventions, designs, developments, ideas, devices, methods and processes (whether or not patented or patentable, reduced to practice or included in the Confidential Information) and all patents and patent applications related thereto, all copyrights, copyrightable works and mark works (whether or not included in the Confidential Information) and all registrations and applications for registration related thereto, all Confidential Information, and all other proprietary rights contributed to, or conceived or created by, Employee (whether alone or jointly with others) at any time during Employee's engagement by the Company that: (i) relate to the business or to the actual or anticipated research or development of the Company; (ii) result from any work that Employee performs for the


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Company; or (iii) are created using the equipment, supplies or facilities of the
Company or any Confidential Information.

     8.3 OWNERSHIP. All Intellectual Property is, shall be and shall remain the exclusive property of the Company. Employee assigns to the Company all right, title and interest in and to the Intellectual Property; provided, however, that, when applicable, Company shall own the copyrights in all copyrightable works included in the Intellectual Property pursuant to the "work-made-for-hire" doctrine (rather than by assignment), as such term is defined in the United States Code, Title 17, entitled "Copyrights". All Intellectual Property shall be owned by the Company irrespective of any copyright notices or confidentiality legends to the contrary which may have been placed on such works by Employee or by others. Employee shall enure that all copyright notices and confidentiality legends on all work product authored by Employee shall conform to the Company's practices and shall specify the Company as the owner for the work.

     8.4 KEEP RECORDS. Employee shall keep and maintain adequate and current written records of all Intellectual Property in the form of notes, sketches, drawings, computer files, reports or other documents relating thereto. Such records shall be and shall remain the exclusive property of the Company and shall be available to the Company at all times during Employee's engagement and shall be turned over to Company at the conclusion of such engagement and keep original documents and computer files at the office and password to computer made known to Director of Human Resources.

     8.5 FURTHER ASSURANCES. During the period of Employee's engagement by the Company and at all times thereafter, Employee shall promptly execute any and all declarations, assignments, applications and other instruments which the Company shall deem necessary to apply for and obtain patents and copyright registrations in any country or otherwise to protect the Company's interests in the Intellectual Property.

9.   NON-DISCLOSURE AND NON-USE.

     9.1 NON-DISCLOSURE. Employee acknowledges and agrees that Employee may have access and contribute to information and materials of a highly sensitive nature (including Confidential Information and Intellectual Property) and that a purpose of this Agreement is to protect the legitimate business interests of the Company therein. Employee agrees that, during the period of Employee's employment by the Company and at all times thereafter, unless Employee first secures the written consent of the Company, Employee shall not use for Employee or anyone else, and shall not disclose to others, any Confidential Information, except to the extent such use or disclosure is required in the performance of Employee's assigned duties for the Company or by law or court order. Employee further agrees to use Employee's best efforts and utmost diligence to safeguard the Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft.


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     9.2 REQUIRED DISCLOSURES. In the event that Employee is required by law or court order to disclose any Confidential Information, Employee: (i) shall notify the Company in writing as soon as possible, but in no event later than twenty
(20) business days prior to any such disclosure except as required by court of law; (ii) shall cooperate with the Company to preserve the confidentiality of such Confidential Information consistent with applicable law; and (iii) shall use Employee's best efforts to limit any such disclosure to the minimum disclosure necessary to comply with such law or court order.

10.  WRITINGS AND WORKING PAPERS.

     Employee covenants and agrees that any and all books, textbooks, letters, pamphlets, drafts, memoranda or other writings of any kind written by him for or on behalf of the Company or in the performance of Employee's duties hereunder, Confidential Information referred to in paragraph 8 hereof and all notes, records and drawings made or kept by him of work performed in connection with his employment by the Company shall be and are the sole and exclusive property of the Company and the Company shall be entitled to any and all copyrights thereon or other rights relating thereto. Employee agrees to execute any and all documents or papers of any nature which the Company or its successors, assigns or nominees deem necessary or appropriate to acquire, enhance, protect, perfect, assign, sell or transfer its rights under this paragraph. Employee also agrees that upon request he will place all such notes, records and drawings in the Company's possession and will not take with him without the written consent of a duly authorized officer of the Company any notes, records, drawings, blueprints or other reproductions relating or pertaining to or connected with his employment of the business, books, textbooks, pamphlets, documents work or investigations of the Company. The obligations of this paragraph shall survive the term of employment hereunder or the termination or expiration of the term or any renewal term hereof.

11.  INJUNCTIVE RELIEF.

     Without limiting the right of Company or any of its successors or permitted assigns to pursue all other legal and equitable rights available to them for violation of the covenants set forth in Paragraphs 7, 8 and 9, it is agreed that such other remedies cannot fully compensate Company and its successors and assigns for such a violation and that Company and its successors and assigns shall be entitled to injunctive relief to prevent violation or continuing violation hereof. It is the intent and understanding of each party that if, in any action before any court or agency legally empowered to enforce this covenant, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such a court or agency.


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12.  GENERAL.

     12.1 ASSIGNMENT. The rights and duties of a party hereunder shall not be assignable by that party, without the express written consent of the other party.

     12.2 BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective successors in interest, heirs and personal representatives and, to the extent permitted herein, their assigns.

     12.3 SEVERABILITY. If any provision of this Agreement or any part hereof or application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that, if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, any court may so modify the objectionable provision so as to make it valid, reasonable and enforceable.

     12.4 SURVIVAL. Paragraphs 7, 8 and 9 shall survive any expiration or termination of this Agreement.

     12.5 NOTICES. All notices, or other communications required or permitted to be given hereunder shall be in writing and shall be delivered personally or mailed, certified mail, return receipt requested, postage prepaid, to the parties as follows:

          If to the Company:            NeoMedia Technologies, Inc.
                                        2201 Second Street, Suite 600
                                        Fort Myers, FL 33901

          If to Employee:               George Luntz
                                        4307 Peppermill Lane
                                        Cincinnati, OH   45242

Any notice mailed in accordance with the terms hereof shall be deemed received on the third day following the date of mailing. Either party may change the address to which notices to such party may be given hereunder by serving a proper notice of such change of address to the other party.


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     12.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral negotiations, representations, agreements, commitments, contracts or understandings with respect thereto and no modification, alteration or amendment to this Agreement may be made unless the same shall be in writing and signed by both of the parties hereto.

     12.7 WAIVERS. No failure by either party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by either party to demand exact compliance with the terms hereof. Waiver by either party of any particular default by the other party shall not affect or impair such party's rights in respect to any subsequent default of the same or a different nature, nor shall any delay or omission of either party to exercise any rights arising from any default by the other party affect or impair such party's rights as to such default or any subsequent default.

     12.8 GOVERNING LAW; JURISDICTION. For purposes of construction, interpretation and enforcement, this Agreement shall be deemed to have been entered into under the laws of the State of Ohio and its validity, effect, performance, interpretation, construction and enforcement shall be governed by and subject to the laws of the State of Ohio.

     12.9 JURISDICTION AND VENUE. Any and all suits for any and every breach of this Agreement may be instituted and maintained in any court of competent jurisdiction in the State of Ohio and the parties hereto consent to the jurisdiction and venue in such court and the service of process by certified mail to the addresses for the parties provided for notices herein.

13.  ACKNOWLEDGMENT.

     Employee acknowledges and agrees that Employee has fully read and understands this Agreement, has had the opportunity to discuss this Agreement with Employee's attorney, has had any questions regarding its effect or the meaning of its terms answered to Employee's satisfaction, and, intending to be legally bound hereby, has freely and voluntarily executed this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    NEOMEDIA TECHNOLOGIES, INC.

                                    By: /s/ CHARLES T. JENSEN
                                       ----------------------------------------
                                        Charles T. Jensen, Vice President,
                                        Treasurer and Chief Financial Officer

                                    EMPLOYEE:

                                        /s/ GEORGE LUNTZ
                                       ----------------------------------------
                                        George Luntz


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                                    EXHIBIT A

     GEORGE LUNTZ will be called the General Manager of Year 2000 and Migration Practices. He will be responsible for the delivery, integration and development of those programs. He will have the overall responsibility for the practices and reports to Kevin Leininger, Vice President of Business Development. Mr. Luntz will be a regular full time employee.


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                                    EXHIBIT B


           YEAR 1                                    YEAR 2
           ------                                    ------

    Base Salary        $132,000              Base Salary        $132,000

    Additional Salary  $137,500              Additional Salary  $148,500
                       --------                                 --------
                       $269,500                                 $280,000


    Payment for Non-Compete Agreement        $200,000
      At End of Year 2